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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 20, 1999

                               Scient Corporation
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                 000-25893                     94-3288107
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(State or Other Jurisdiction      (Commission                  (IRS Employer
      of Incorporation)           File Number)               Identification No.)

         One Front Street, 28th Floor, San Francisco, California 94111
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              (Address of Principal Executive Offices) (Zip Code)

        Company's telephone number, including area code: (415) 733-8200

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         (Former Name or Former Address, if Changed Since Last Report.)



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ITEM 5. OTHER EVENTS

        The Company has announced that Morgan Stanley Dean Witter, the lead underwriter for the Company's initial public offering, has agreed to an early release of the underwriters' lock-up restrictions on up to 535,995 shares of the Company's common stock. These shares will be available for sale starting on October 25, 1999.

        Further details regarding this announcement are contained in the Company's press release dated October 20, 1999, attached as an exhibit hereto.



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ITEM 7. EXHIBITS.

        Exhibit
        Number     Description
        ------     -----------
         99.1      Press release, dated October 20, 1999.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SCIENT CORPORATION

Date:  October 21, 1999                 By: /s/ William H. Kurtz
                                           -------------------------------------
                                        Name:  William H. Kurtz
                                        Title: Chief Financial Officer,
                                               Executive Vice President
                                               and Treasurer



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                                  EXHIBIT INDEX

        Exhibit
        Number     Description
        ------     -----------
         99.1      Press release, dated October 20, 1999.